UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3550 NW 49th Street, Miami, Florida 33142

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 19, 2025, Tecnoglass Inc. (the “Company”) held its Annual General Meeting. At the Annual General Meeting, the Company’s shareholders considered three proposals: (i) the election of two Class C directors to serve for the ensuring three-year period and until their successors are elected and qualified, (ii) approval, on an advisory non-binding basis, of the compensation of Named Executive Officers and (iii) approval, on an advisory basis, of the frequency with which the shareholders should have an advisory vote on the compensation of Named Executive Officers.

The results of the matters voted on at the Annual General Meeting are set forth below:

Proposal No. 1 - Election of Class C Directors

The election of each Class C director nominee was approved, as follows:

Nominee	Votes For	Votes Against	Abstain

Jose M. Daes	40,261,058	177,891	6,752

Jon Paul “JP” Pérez	38,827,968	1,615,308	2,425

Proposal No. 2 - Approval, on an advisory non-binding basis, of the compensation of Named Executive Officers

The compensation of the Company’s Named Executive Officers was approved, on an advisory non-binding basis, as follows:

Votes For	Votes Against	Abstain

31,326,769	9,100,814	18,118

Proposal No. 3 - Approval, on an advisory basis, of the frequency with which the shareholders should have an advisory vote on the compensation of Named Executive Officers.

The Company’s shareholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s Named Executive Officers every three (3) years, as follows:

Every Three Years	Every Two Years	Every One Year	Abstain

22,004,701	14,301	18,410,242	16,457

The Company has considered the results of the advisory shareholder vote regarding the frequency of holding an advisory vote on the compensation of the Company’s Named Executive Officers, and has determined that it will follow the advice of the shareholders and will hold an advisory vote on the compensation of the Company’s Named Executive Officers every three years. Accordingly, the Company’s next advisory vote on the compensation of the Company’s Named Executive Officers will occur at the Company’s 2028 annual general meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2025

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer